UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2018 (May 10, 2018)

CHEMUNG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-13888	16-1237038
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901

(Address of principal executive offices) (Zip Code)

(607) 737-3711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.16e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 10, 2018, John F. Potter retired from the Corporation’s and the Bank’s Board of Directors. Mr. Potter retired due to attaining the maximum age to serve as a Director.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Chemung Financial Corporation (Nasdaq: CHMG), held on May 10, 2018, shareholders voted on four proposals. Chemung Financial Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 29, 2018 describes each proposal in detail. Each of the four proposals and vote counts are included below. Anders M. Tomson, President and Chief Executive Officer, made a presentation at the Annual Meeting, which included slides containing financial and other information. A copy of the presentation is attached as Exhibit 99.1 to this current report on Form 8-K.

Proposal 1: Election of Directors.

a.	The election of four directors for a term of three years expiring in 2021.

Nominees	Votes For	Votes Withheld	Broker Non-Votes
David J. Dalrymple	3,199,273	71,456	850,515
Denise V. Gonick	3,196,901	73,828	850,515
Kevin B. Tully	3,198,456	72,273	850,515
Thomas R. Tyrrell	3,202,023	68,706	850,515

Nominees Dalrymple, Gonick, Tully and Tyrrell were elected.

b.	The election of three directors for a term of one year expiring in 2019.

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Larry H. Becker	3,198,665	72,064	850,515
David M. Buicko	3,198,137	72,592	850,515
Jeffrey B. Streeter	3,198,789	71,940	850,515

Nominees Becker, Buicko and Streeter were elected.

Proposal 2: To approve, on a non-binding, advisory basis, the compensation of the Named Executive Officers of the Corporation and Bank.

Say-on-Pay
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,781,057	412,054	77,618	850,515

The Corporation’s and Bank’s Named Executive Officers’ compensation was approved.

Proposal 3: To vote on a non-binding, advisory basis, on the frequency of the Say-on-Pay vote.

Frequency of Say-On-Pay Vote
Every Year	Every Two Years	Every Three Years	Votes Abstained	Broker Non-Votes
2,134,087	406,351	562,110	168,181	850,515

The frequency of “Every Year” for the Say-on-Pay vote was approved.

Proposal 4: Ratification of the appointment of Crowe Horwath LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Votes Abstained
4,066,834	40,766	13,644

The appointment of Crowe Horwath LLP was ratified.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits

Exhibit No.

99.1	Copy of the presentation given at the 2018 Annual Meeting of Shareholders of Chemung Financial Corporation at the Holiday Inn – Riverview, 760 East Water Street, Elmira, New York at 2:00 p.m. on May 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

May 11, 2018	By:	/s/ Karl F. Krebs
Karl F. Krebs
Chief Financial Officer and Treasurer